UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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BIOGEN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! BIOGEN INC. 2021 Annual Meeting Vote by June 1, 2021 11:59 PM ET BIOGEN INC. 225 BINNEY STREET CAMBRIDGE, MA 02142 D48366-P53535 You invested in BIOGEN INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 2, 2021. Get informed before you vote View the 2021 Notice and Proxy Statement and 2020 Annual Report with Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 2, 2021 9:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/BIIB2021 *Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors. To elect the thirteen director nominees numbered 1a through 1m to serve for a one-year term extending until the 2022 annual meeting of stockholders and their successors are duly elected and qualified.	
1a.	Alexander J. Denner	For
1b.	Caroline D. Dorsa	For
1c.	Maria C. Freire	For
1d.	William A. Hawkins	For
1e.	William D. Jones	For
1f.	Nancy L. Leaming	For
1g.	Jesus B. Mantas	For
1h.	Richard C. Mulligan	For
1i.	Stelios Papadopoulos	For
1j.	Brian S. Posner	For
1k.	Eric K. Rowinsky	For
1l.	Stephen A. Sherwin	For
1m.	Michel Vounatsos	For
2.	To ratify the selection of PricewaterhouseCoopers LLP as Biogen Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2021.	For
3.	Say on Pay - To approve an advisory vote on executive compensation.	For
4.	To approve an amendment to Biogen's Amended and Restated Certificate of Incorporation, as amended, to add a federal forum selection provision.	For
5.	Stockholder proposal requesting a report on Biogen's lobbying activities.	Against
6.	Stockholder proposal requesting a report on Biogen's gender pay gap.	Against

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